UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: January 26, 2022

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	OTHER EVENTS.

On January 25, 2022, Oragenics, Inc. (the “Company”) called to order its reconvened Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock in order to a constitute quorum. The Company again adjourned the Annual Meeting until February 25, 2022 at 4:00 p.m. Eastern Time. At that time, the Annual Meeting will be reconvened at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd., Suite 2800, Tampa, FL 33602.

The record date for the Annual Meeting remains October 1, 2021. Shareholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by shareholders at the Annual Meeting. The Company strongly encourages all of its shareholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2021 (the “Proxy Statement”) and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

On January 26, 2022, the Company issued a press release to announce the adjournment, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 26th day of January, 2022.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan Chief Financial Officer

Exhibit 99.1

Oragenics Announces Adjournment of Annual Meeting of Shareholders

Due to Lack of Quorum

TAMPA, Fla. (January 26, 2022) – Oragenics, Inc. (NYSE American: OGEN) (“Oragenics” or the “Company”) announced that the Company’s reconvened Annual Meeting of Shareholders (the “Annual Meeting”), on January 25, 2022, at 4:00 p.m. was convened and again adjourned, without any business being conducted, due to lack of the required quorum.

A quorum consists of a majority of the shares entitled to vote. There were fewer than a majority of shares entitled to vote present, either in person or by proxy at this meeting. The Annual Meeting therefore had no quorum and the meeting was again adjourned to 4:00 p.m. (Eastern Time) on Friday, February 25, 2022 at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd., Suite 2800, Tampa, FL 33602 to allow additional time for the Company’s shareholders to vote on the proposals set forth in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on October 13, 2021.

During the current adjournment, the Company expects to continue to solicit votes from its shareholders with respect to the proposals set forth in the Company’s proxy statement. As set forth in the proxy statement, the Company has engaged a proxy solicitor, Alliance Advisors to assist management with obtaining adequate votes to achieve the required quorum of at least a majority of the outstanding shares of Common Stock.

Only shareholders of record, as of the record date, October 1, 2021, are entitled to and are being requested to vote. At the time Annual Meeting was again adjourned, proxies had been submitted by stockholders representing approximately 40% of the shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Company encourages all shareholders of record on October 1, 2021, whom have not yet voted, to do so by February 24, 2022 at 11:59 p.m. (Eastern Time). Shareholders who have any questions or require any assistance with completing a proxy or voting instruction form or who do not have the required materials, may contact Alliance Advisors, using the following contact information 200 Broadacres Drive, 3rd Fl., Bloomfield, NJ 07003, Telephone: Toll Free: 1-855-723-7816 and Outside North America: 1-973-873-7700 Email: OGEN@allianceadvisorsllc.com.

If the number of additional shares of common stock voted at the adjourned Annual Meeting is not sufficient to reach a quorum, the Company may seek to adjourn the Annual Meeting again, which will require the Company to incur additional costs.

Important Information

This material may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened and held on February 25, 2022. In connection with the Annual Meeting, the Company filed a definitive proxy statement with the SEC on October 13, 2021. BEFORE MAKING ANY VOTING DECISIONS, SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The definitive proxy statement was mailed to shareholders who are entitled to vote at the Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at sec.gov or the Company’s website https://ir.oragenics.com/all-sec-filings.

About Oragenics, Inc.

Oragenics, Inc. is a development-stage company dedicated to fighting infectious diseases including coronaviruses and multidrug-resistant organisms. Its lead product is Terra CoV-2, a vaccine candidate to prevent COVID-19 and variants of the SARS-CoV-2 virus. The Terra CoV-2 program leverages coronavirus spike protein research licensed from the National Institute of Health and the National Research Council of Canada with a focus on addressing supply-chain challenges, and offering more patient-friendly administration, such as intranasal. Its lantibiotics program features a novel class of antibiotics against infectious diseases that have developed resistance to commercial antibiotics.

For more information about Oragenics, please visit www.oragenics.com.

Contacts:

Oragenics, Inc.

Michael Sullivan, Interim Principal Executive Officer and Chief Financial Officer

813-286-7900

msullivan@oragenics.com

or

LHA Investor Relations

Kim Golodetz

212-838-3777

kgolodetz@lhai.com

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